U.S. SECURITIES AND EXCHANGE COMMISSION

                                 WASHINGTON, D.C.


                                   FORM 8-K


                                CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934




                                May 25, 2001
                ------------------------------------------------
                Date of Report (date of earliest event reported)





                           TRANS-GLOBAL HOLDINGS, INC.
              -----------------------------------------------------
              Exact Name of Registrant as Specified in its Charter





          Nevada                    000-28825             84-0365119
----------------------------      ---------------    -----------------
State or Other Jurisdiction      Commission File IRS Employer Identifi-
     of Incorporation                Number             cation Number




           1719 S. Mannheim Road, Des Plaines, Illinois  60018
       ---------------------------------------------------------------
          Address of Principal Executive Office, Including Zip Code


                              (847) 827-5950
            --------------------------------------------------
            Registrant's Telephone Number, Including Area Code


                                    N/A
         -----------------------------------------------------------
         Former Name or Former Address, if Changed Since Last Report





ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS.

     (a) On May 15, 2001, Joseph J. Jiminez, C.P.A., auditors for Trans-Global Holdings, Inc. ("Registrant") resigned.

     (b) Joseph J. Jiminez, C.P.A.'s reports on the Registrant's financial statements for the year ended December 31, 1999, contained an unqualified, going-concern opinion.

     (c) The Registrant's Board of Directors has decided to engage Bongiovanni & Associates as the new auditor. The Registrant does not have an audit committee.

     (d) In connection with the prior audits for the year ended December 31, 1999, there have been no disagreements with Joseph J. Jiminez, C.P.A., on any matter of accounting principles and practices, financial statement disclosure or auditing scope or procedure. It is currently anticipated that Bongiovanni & Associates will be engaged to provide assistance to the Registrant in connection with the preparation of the Registrant's financial statements in the future and that such firm will perform any auditing services in connection therewith.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)  EXHIBITS.

          Exhibit 16     Letter from Joseph J. Jiminez, CPA
          Exhibit 99.1   Letter from Joseph J. Jiminez, CPA


                                  SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       TRANS-GLOBAL HOLDINGS, INC.



Dated: May 25, 2001                         By: /s/ John F. LaMonica
                                           -----------------------------
                                             John F. LaMonica
                                             Chief Executive Officer